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                                                                EXHIBIT 10.1(be)

                     ADDENDUM TO LEASING AGREEMENT # 9685333

LESSEE                Sauer-Danfoss (Nordborg) A/S
                      Nordborgvej 81
                      6430 Nordborg

                      CVR # 25814363                              Ref. 173920

NEW ADDENDUM #        3267501

LESSOR                FIH (Finance for Danish Industry)

PROPERTY              Title #14 o Volderslev by, Stenl0se

LOCATION              The property is located at Energivej 25, 5260 Odense S.

COMMENCEMENT          The undersigned Sauer-Danfoss (Nordborg) A/S hereby enters into agreement as Lessee with the rights and obligations according to Leasing Agreement # 9685333 of 6/19/2000 between Thrige-Titan A/S and FIH.

                      Lessee is informed of the contents of the Leasing Agreement and has received a copy of the Leasing Agreement, which includes pages 1, 2, and 3.

                      Lessee has read, signed, and agrees that the Leasing Agreement furthermore includes GENERAL TERMS AND CONDITIONS OF REAL PROPERTY LEASING (February 1999), which is an integral part of the present agreement.

AS LESSEE             Date  [handwritten:] 04/08/2002

                      Sauer-Danfoss (Nordborg) A/S

                      [Signature]                        [Signature]

AS LESSOR             Date  [handwritten:] 03/06/2002

                      FIH, Finance for Danish Industry

                      [Signature]                        [Signature]

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GENERAL TERMS AND CONDITIONS OF REAL PROPERTY LEASING

                                                                       REF. 1138

1 TERMINATION         Neither the Lessee nor FIH shall be entitled to terminate
                      this Agreement.

2 DEFAULT             If an event of default occurs FIH shall without notice be
                      entitled to release from all further obligations under this Leasing Agreement, in which case the Lessee shall immediately vacate the property. FIH shall be entitled to claim compensation for any loss suffered and shall be reimbursed for any costs and expenses incurred in consequence of such default. This Leasing Agreement shall be deemed to be in default if the Lessee
                      -  Fails to pay rentals etc. when due and owing, within a
                         maximum of eight days after FIH's demand for payment;
                      -  Fails to maintain the property;
                      -  Fails to allow FIH or FIH's inspector access to the
                         property;
                      -  Transfers the use of the property in whole or in part
                         to a third party without FIH's consent and without this being warranted by this Leasing Agreement;
                      -  Uses the property contrary to regulations or
                         instructions in force, or contrary to the intended purpose of the property, or contrary to law. (See Clause 4 below.)
                      -  Fails to update the insurance policies required;
                      -  Is a company and transfers a majority shareholding
                         without FIH's consent, or the company's management is altered so as essentially, in FIH's opinion, to affect the financial situation of the company;
                      -  Dies, goes bankrupt, suspends payments, commences
                         negotiations for composition scheme enforced by a majority of the creditors or composition scheme of arrangement out of court, goes into liquidation and. fails to adopt this Leasing Agreement and to furnish the security required within eight days of having been requested to do so. The extent of such security shall be determined by FIH.

3 OUTLAYS AND         Until this Leasing Agreement comes into effect the Lessee
PREPAYMENTS           shall be liable to FIH for all outlays and prepayments
                      made by FIH at the request of the Lessee.
                      The Lessee shall pay interest to FIH on outlays etc. at a rate determined by FIH. The Lessee shall repay interest accrued on vendor or contractor claims etc. not caused by FIH's delays.

4 USER This Leasing Agreement entitles the Lessee to use the property for the agreed purpose.
                      The Lessee shall comply with all rules and regulations in force at the time in question. The Lessee shall obtain any special permission required for its use of the property. The Lessee shall not plead to FIH that the authorization required could not be obtained or that use of the property leased is terminated or restricted due to public rules and regulations.

5 MAINTENANCE AND     The Lessee shall be responsible for internal and external
REPAIR                maintenance of the property leased. The property must
                      always appear in good and well-kept condition during the lease and shall likewise be turned over in good and well-kept condition at the end of the Leasing Agreement.
                      The Lessee shall be responsible for keeping the site area clean, including snow removal. The Lessee guarantees not to contaminate the property during the lease.

6 ALTERATIONS         The Lessee shall not be entitled to alter the property
                      without FIH's written consent.

7 EXPENSES            During the term of the lease the Lessee shall bear all
                      expenses relating to its possession and use of the property, including government charges that might be imposed on the Lessee or FIH as of a result of this Leasing Agreement.
                      The Lessee shall be responsible for all utility expenses for the property leased, and the Lessee shall be registered as the consumer with the relevant public utility companies. The Lessee is obligated to reimburse
                      FIH for all amounts, which FIH is legally liable to pay to third parties, including public authorities, relating to the Lessee's use of the property.

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8 INSPECTION          FIH is entitled to inspect the property at any time, also
                      outside normal business hours, and after giving suitable notice. FIH may have a technical expert perform the inspection. A report in writing, with a copy to the Lessee, shall be prepared if the inspection results in comments. If imperfect conditions are pointed out during the inspection, or an objection is raised against the Lessee's use of the property, such comments shall be complied with immediately and the faults shall be corrected.

9 SALE AND LEASE      The leasing charge has been determined as a sale and lease
BACK                  back agreement and is based on the Lessee having been
                      granted an option to purchase the property.
                      Where permitted by law, either party shall be entitled to demand that the other party waives any claim for adjustment of the leasing charge.

10 CHANGE OF          All notices to the Lessee shall be sent to the address set
ADDRESS ETC.          out in this Leasing Agreement. FIH shall be notified in
                      writing of any change of address.
                      The Lessee shall without delay notify FIH in writing of any changes in its ownership or management.

11 MOVING             The Lessee shall immediately vacate the property at the
                      end of the term or if the agreement is terminated pursuant to Clause 2 above.

12 DEFECTS            Prior to the commencement of the lease the Lessee has
                      carefully inspected the property and shall not plead any defects in the property to FIH or challenge this Leasing
                      Agreement regarding the property's condition, including the weight capacity of the floors, heat consumption, environmental matters, etc.
                      The Lessee shall hold the risk of any attributes of the property that might incur a liability, including contamination of the site etc., and shall bear any liability, also against third parties, that might arise as a result of those attributes. At the demand of FIH the Lessee is obligated to indemnify FIH against any expenses and losses incurred by FIH as a result of third-party claims.

13 INSURANCE          FIH shall unilaterally decide which insurance shall be
                      taken out as a minimum, whereas the Lessee shall be responsible for taking out any other insurance policies required. During the continuance of the lease FIH shall be entitled to demand that such insurance policies be changed and new insurances taken out.
                      FIH shall be registered with the insurance company as the owner of the property. The Lessee shall handle registration and documentation. The Lessee shall pay insurance premiums and charges, etc.

14 PUNCTUAL           The leasing charges, with the addition of VAT, and other
                      payments shall be received by FIH on the due date. In case of nonpayment, FIH shall be entitled to demand interest for nonpayments and dunning charges according to the current standard rates, which can be obtained from FIH.

15 DOWN PAYMENT       The acquisition amount of the Leasing Agreement shall be
AND REPAYMENT         payable in the currency chosen or in - Danish Kroner,
FOREIGN               converted at FIH's buying rate on the date of the down
CURRENCY              payment. On that date the Lessee shall decide whether
                      future leasing charges shall be payable in the currency chosen or in Danish Kroner, converted at FIH's selling rate two days prior to the due date.

                      The leasing charges shall be payable without coupon tax to FIH or to a bank designated by FIH. Amounts falling due for payment on a day when FIH or the designated bank is closed for business shall be payable on the next following business day.

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16 STATEMENT          FIH shall prepare a statement calculating the amount due
                      from the Lessee provided the Leasing Agreement is terminated pursuant to Clause 2 above.
                      In that statement remaining leasing charges and residual value shall be discounted to the termination date. FIH shall determine the discount rate on the basis of the interest rate at the time of settlement. The discount rate shall not exceed the built in interest rate of this Leasing Agreement. FIH will charge standard termination fee.
                      The amount computed shall be payable by the Lessee within eight days after the statement is sent to the Lessee.

17 STATUTORY          The Lessee agrees to pay any extra charges incurred by FIH
AMENDMENTS ETC.       in setting up or maintaining this Leasing Agreement that
                      is caused by statutory amendments or practical changes adopted by the tax authorities, foreign currency or other authorities or the introduction of provisions imposing restrictions etc. on FIH.

18 ASSIGNMENT         FIH shall at any time be entitled to assign in full or in
                      part its rights under this Leasing Agreement and/or the property to a third party.

19 VENUE              If the Leasing Agreement is foreign-currency based (i.e.
                      the leasing asset has been purchased with and/or the leasing charges are payable in foreign currency) FIH shall be given 14 days' notice, and is entitled to demand collateral, and additional collateral, if FIH finds that its risk has increased due to an increase in the currency rate underlying this Leasing Agreement against the Danish Krone.

20 GOVERNING LAW      The laws of the Kingdom of Denmark and Danish venue shall
AND VENUE             govern this Leasing Agreement. Any lawsuits shall be
                      brought before the City Court of Copenhagen, if requested by FIH.
                      February 1999
                      The Lessee has read and accepted these General Terms and Conditions of Real Property Leasing. The Terms and
                      Conditions can only be derogated from when explicitly disclosed in the other provisions of this Leasing
                      Agreement.

                      May 17, 2002


                      Sauer-Danfoss (Nordborg) A/S
                      Nordborgvej 81
                      64 30 Nordborg

                      [Signature]                   [Signature]
                                 -------------------           -----------------

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Stamp: DKK 46,008.00 (1% of the annual leasing charges incl. VAT) LEASING
AGREEMENT # 9685333

LESSEE                Thrige-Titan A/S
                      Energivej 25
                      5260 Odense S

                      CVR # 40322418            Business # 1138

LESSOR                FIH, Finance for Danish Industry

PROPERTY              Title # 14 o Volderslev town, Stenl0se

                      The property is newly built and is taken over unencumbered by FIH.

LOCATION              The property is located at Energivej 25, 5260 Odense S.

PURCHASING PRICE      EUR 9,179,651.00

LEASE TERM            The lease term is 80 quarters and the leasing charge is to be paid on the last business day of each quarter.

LEASING CHARGE One (1) leasing charge of EUR 115,455.20 + VAT on 9/30/1999 followed by nineteen (19) leasing charges of EUR 123,702.00 + VAT to be paid quarterly in arrears. The leasing charge is fixed until 7/1/2004 according to the contingency charge agreement. The leasing charge will be adjusted on 7/1/2004.

INSURANCE             Before the Leasing Agreement takes effect, the Lessee is
                      obligated to take out and pay for required insurance for the leased property and to cite FIH as the owner with the insurance company. The Lessee pays all insurance premiums and charges, etc.

PURCHASE OPTIONS      The Lessee has the option to purchase the leased property
DURING THE TERM       after payment of the leasing charge at the times of exit.
OF AGREEMENT          At these times of exit,Lessee and FIH will to the best of
                      their judgment assess the market value and thereby the purchasing price of the leased property as follows:

                      Time of Exit         Purchasing Price
                      7/1/2009             EUR 8,078,093.00
                      7/1/2014             EUR 7,403,848.00

                      The option to purchase must be claimed and mailed via

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                      registered mail no later than 2 months (TRANSLATOR'S NOTE
                      - word is missing in the text, "before" or "after") the time for the purchase option. Otherwise, the purchase option expires.

                      If Lessee exercises the purchase options, FIH will prepare a statement of the amount Lessee must pay FIH as compensation for the termination of the Leasing Agreement cf. FIH's general terms and conditions for leasing of real property (February 1999) Section 16.

EXPIRATION OF         When the Leasing Agreement expires, Lessee is obligated to
LEASING AGREEMENT     indicate a buyer of the property comprised by the Leasing
                      Agreement. The market value of the property at the expiration of the Leasing Agreement and thus the purchase price is according to the best judgment of Lessee and FIH determined to be EUR 6,563,450.00.

                      If Lessee does not indicate a buyer, the Leasing Agreement is renegotiated.

OTHER TERMS Lessee and Lessor renounce the right mutually to demand an adjustment of the leasing charge with reference to the value of the leased property.

                      The right to relinquishment and the right to re-enter are vested the Lessee in accordance with the Rent Restriction Act Section 74 A.

                      In addition to the leasing charge, Lessee pays all insurance, property taxes and other expenses associated with the operation of the property. Refer to FIH's GENERAL TERMS AND CONDITIONS FOR REAL PROPERTY LEASING
                      Sections 7 + 13.

                      Lessee has read, signed and agrees that the Leasing Agreement furthermore includes GENERAL TERMS AND CONDITIONS OF REAL PROPERTY LEASING (February 1999), which is an integral part of the present agreement.

                      This agreement replaces the agreement of 12/15/1998 for EUR 8,958,000.00.

                      Date [handwritten:] 06/19/2000

AS LESSEE             Thrige-Titan A/S

                      [Signature]                        [Signature]